                                                                    Exhibit 3.13

                                STATE OF ARIZONA

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                                 GOODYEAR FARMS

            Pursuant to the provisions of Section 10-061, Arizona Revised Statutes, the undersigned corporation adopts the attached Articles of Amendment to its Articles of Incorporation:

FIRST:      The name of the corporation (prior to amendment) is GOODYEAR FARMS.

SECOND: The document attached hereto as Exhibit A sets forth the amendments to the Articles of Incorporation which were adopted by the sole shareholder of the corporation on May 30, 1980, in the manner prescribed by the Arizona Revised Statutes.

THIRD: The number of shares of the corporation outstanding at the time of such adoption was 1,000; and the number of shares entitled to vote thereon was 1,000.

FOURTH: The designation and number of outstanding shares of each class or series entitled to vote thereon as a class or series were as follows:

CLASS OR SERIES      NUMBER OF SHARES
---------------      ----------------
    Common                1,000

FIFTH: The number of shares of each class or series entitled to vote thereon as a class or series voted for or against such amendment, respectively, was as follows:

CLASS OR   NUMBER OF     NUMBER OF
 SERIES   SHARES FOR  SHARES AGAINST
--------  ----------  --------------
Common       1,000          -0-

SIXTH: The amendments do not provide for an exchange, reclassification, or cancellation of issued shares.

SEVENTH: The amendments to the Articles of Incorporation do not affect the amount of stated capital of the corporation.

DATED: May 30, 1980.

                                      GOODYEAR FARMS, an Arizona corporation

                                      /s/ Charles J. Pilliod, Jr.
                                      ------------------------------------------
                                      Charles J. Pilliod, Jr., President

                                      /s/ Frederick S. Myers
                                      ------------------------------------------
                                      Frederick S. Myers, Secretary

STATE OF OHIO       )
                    )  ss.
COUNTY OF SUMMIT    )

            The foregoing instrument was acknowledged before me this 30th day of May, 1980, by Charles J. Pilliod, Jr., President of Goodyear Farms, an Arizona corporation, on behalf of the corporation.

                                   /s/ Joanne Underwood
                                   ---------------------------------------------
                                   Notary Public

                                   JOANNE UNDERWOOD
                                   Notary Public, Summit, County, Ohio
                                   My Commission Expires: Jan. 2, 1981

STATE OF OHIO       )
                    )  ss.
COUNTY OF SUMMIT    )

            The foregoing instrument was acknowledged before me this 30th day of May, 1980, by Frederick S. Myers, Secretary of Goodyear Farms, an Arizona corporation, on behalf of the corporation.

                                    /s/ Joanne Underwood
                                    --------------------------------------------
                                    Notary Public

                                    JOANNE UNDERWOOD
                                    Notary Public, Summit, County, Ohio
                                    My Commission Expires: Jan. 2, 1981

                                   EXHIBIT "A"

1. Article I is amended in its entirety to read:

                                   ARTICLE I.

            The name of the corporation is GOODYEAR FARMS, INC.

2. Article IV is amended in its entirety to read:

                                   ARTICLE IV.

            The purposes for which the corporation is organized include the transaction of any or all lawful business for which corporations may be incorporated under Chapter I of Title 10, Arizona Revised Statutes, at any time. The character of business which the corporation initially intends actually to conduct in the State of Arizona is farming.

3. Article V is amended by deleting lines 6, 7 and 8 and inserting in lieu thereof:

            ". . . real or personal property, or services, and all shares of capital stock when issued. . ."

4. Article VI is amended in its entirety to read:

                                   Article VI.

            The existence of the corporation shall be perpetual.

5. Article VII is amended in its entirety to read:

                                  ARTICLE VII.

            There are presently six directors of the corporation, as follows:

            Richard E. Barnett
            1144 East Market Street
            Akron, Ohio 44316

            John H. Gerstenmaier
            1144 East Market Street
            Akron, Ohio 44316

            J. Robert Hicks
            1144 East Market Street
            Akron, Ohio 44316

            Fredrick S. Myers
            1144 East Market Street
            Akron, Ohio 44316

            Charles J. Pilliod, Jr.
            144 East Market Street
            Akron, Ohio 44316

            George W. Busey
            P. O. Box 158
            Litchfield Park, Arizona 85340

6. Article VIII of the Articles of Incorporation of the corporation is deleted in its entirety.

7. Article IX of the Articles of Incorporation of the corporation is deleted in its entirety.

8. The following is added as Article VIII to the Articles of Incorporation of the corporation:

                                  ARTICLE VIII.

            The statutory agent of the corporation is George W. Busey, P.O. Box 158, Litchfield Park, Arizona 85340.

                                STATE OF ARIZONA

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                              GOODYEAR FARMS, INC.

            Pursuant to the provisions of Section 10-064, Arizona Revised Statutes, the undersigned corporation, pursuant to a resolution duly adopted by its Board of Directors, hereby adopts the Restated Articles of Incorporation attached hereto as Exhibit "A" and incorporated herein.

            The Restated Articles of Incorporation so attached, correctly set forth without change the provisions of the Articles of Incorporation as heretofore amended, and supercede the original Articles of Incorporation and all amendments thereto.

DATED: May 30, 1980

                                    GOODYEAR FARMS, INC.
                                    an Arizona corporation

                                    /s/ Charles J. Pilliod, Jr.
                                    --------------------------------------------
                                    Title: President

                                    /s/ Frederick S. Myers
                                    --------------------------------------------
                                    Title: Secretary

STATE OF OHIO      )
                   )  ss.
COUNTY OF SUMMIT   )

            The foregoing instrument was acknowledged before me this 30th day of May, 1980, by Charles J. Pilliod, Jr., President of Goodyear Farms, Inc., an Arizona corporation, on behalf of the corporation.

                                         /s/ Joanne Underwood
                                         ---------------------------------------
                                         Notary Public

                                         JOANNE UNDERWOOD
                                         Notary Public, Summit, County, Ohio
                                         My Commission Expires: Jan. 2, 1981

STATE OF OHIO      )
                   ) ss.
COUNTY OF SUMMIT   )

            The foregoing instrument was acknowledged before me this 30th day of May, 1980, by Frederick S. Myers, Secretary of Goodyear Farms, Inc., an Arizona corporation, on behalf of the corporation.

                                          /s/ Joanne Underwood
                                          --------------------------------------
                                          Notary Public

                                          JOANNE UNDERWOOD
                                          Notary Public, Summit, County, Ohio
                                          My Commission Expires: Jan. 2, 1981

                                   EXHIBIT "A"

KNOW ALL MEN BY THESE PRESENTS:

            That we the undersigned, have this day associated ourselves together for the purpose of becoming incorporated under the laws of the State of Arizona, and to that end we do hereby adopt, sign, and acknowledge the following Articles of Incorporation, to-wit:

                                   ARTICLE I.

            The name of the corporation is GOODYEAR FARMS, INC.

                                   ARTICLE II.

            The names, residences and post office addresses of the several incorporators are respectively as follows:

            Name, Edward F. Parker, Residence, Phoenix, Arizona, Post Office, Phoenix, Arizona.

            Name, J. P. Coniuit, Residence, Phoenix, Arizona, Post Office, Phoenix, Arizona.

either in cash, real or personal property, or services, and all shares of capital stock when issued in exchange therefor shall thereupon and thereby become and be fully paid, the same as though paid for in cash at par, and shall be nonassessable forever; and the judgment of the directors as to the value of any property, right or thing acquired in exchange for capital stock shall be conclusive in the absence of actual fraud on the part of the said board or the members thereof.

                                   ARTICLE VI.

            The existence of the corporation shall be perpetual.

                                  ARTICLE VII.

            There are presently six directors of the corporation, as follows:

                        Richard E. Barnett
                        1144 East Market Street
                        Akron, Ohio 44316

                        John H. Gerstenmaier
                        1144 East Market Street
                        Akron, Ohio 44316

                        J. Robert Hicks
                        1144 East Market Street
                        Akron, Ohio 44316

                        Fredrick S. Myers
                        1144 East Market Street
                        Akron, Ohio 44316

                        Charles J. Pilliod, Jr.
                        1144 East Market Street
                        Akron, Ohio 44316

                        George W. Busey
                        P. O. Box 158
                        Litchfield Park, Arizona 85340

                                  ARTICLE VIII.

            The statutory agent of the corporation is George W. Busey, P.O. Box 158, Litchfield Park, Arizona 85340.

                                       2